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                                                                   EXHIBIT 10.11

                            INDUSTRIAL GROSS LEASE

PARTIES

     THIS LEASE is made on the date indicated at the end hereof, between STUART LEEB AND ASSOCIATES and Copper Mountain Networks, Inc. hereinafter called respectively Lessor and Lessee.

PREMISES

          1. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, those certain premises known as 2470 Embarcadero Way, Palo Alto, CA 94303 an area comprising 13,800 square feet more or less of floor space ("The Premises") described on the plans attached hereto marked Exhibit "A".

          1(b). Lessee's Share, as used herein in connection with taxes and building maintenance increases is the ratio that the number of leasable square feet in the Premises bears to the total leasable square feet in the Building and other improvements in which the Premises are located, which ratio shall be 25.3% percent.

USE OF PREMISES

          2(a). The Premises shall be used as general office, R&D, sales & marketing & training and any other lawful use related thereto and for no other purpose, without the prior written consent of Lessor, which shall not be unreasonably withheld.

          2(b). Lessee shall not do or cause or permit anything to be done in or about The Premises or bring or keep anything therein which will in any way increase the then existing rate of, or otherwise affect, any fire or other insurance upon the building, or any of its contents; or which will in any way conflict with any law, ordinance, rule or regulation which may now or hereafter be enacted or promulgated by a public authority, and by the National Board of Fire Underwriters or any other similar body now or hereafter constituted; or create a nuisance; or in any way obstruct or interfere with the rights of the Lessees or occupants of the building, or injure or annoy them; or commit or suffer to be committed any waste upon The Premises; or use or allow The Premises to be used for any improper, immoral, unlawful or objectionable purpose; or place any loads upon the floor, walls or ceiling which endanger the building; or obstruct the sidewalk or passageways or stairways in front of, within, or adjacent to the building, or do or permit to be done anything in any way tending to disturb the occupants, neighboring property or tending to injure the reputation or appearance of the building.

TERM

          3. The term of this lease shall be for 3 years and 0 months, commencing on the 1st day of May, 1998, or such later date as is provided by Paragraph 7 below, and ending on the 30th day of April, 2001, inclusive.

RENTAL

          4(a). Lessee agrees to pay to Lessor at 1900 Embarcadero Road, Suite 201, Palo Alto, CA 94303 or elsewhere as designated from time to time by Lessor in lawful money of the United States of America, without deduction or offset, except as otherwise provided herein, a monthly base rental of thirty seven thousand nine hundred fifty and no/100 ($37,950.00) per month. Such sum shall be paid monthly in advance promptly on the first day of each calendar month during the term of this lease, except that in the event the commencement and termination dates of the term are other than the first and last calendar days of a month, the first and last payments shall be appropriate fractions of the regular monthly rental.

TAX INCREASES PAW BY LESSEE

          4(b). Lessee shall pay as additional rental Lessee's Share of all increases in Project Taxes (Project 7 Tax Increases) levied and assessed against the building, other improvements, and land of which The Premises are a part over and above the Project Taxes levied and assessed against such property for the base year which the 1998 calendar year.

                 (i) Notification. Following payment of the 2nd installment of the bill for Project Taxes for each tax year after the base year, Lessor shall notify Lessee of Lessor's calculation of Lessee's proportionate share of the Project Tax Increases and together with such notice shall furnish Lessee with a copy of the tax bill. Lessee shall reimburse Lessor for Lessee's proportionate share of the Project Tax Increases not later than thirty (30) days after receipt of the tax bill.
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          (ii)   Partial Years. At the commencement and at the termination of the Lease, Lessee's share of Project Tax Increases for that period (or periods) of taxation shall be prorated, based on the ratio of the term of the Lease within each such tax period to the full tax period.

          (iii) Impounds. If any beneficiary of a security instrument encumbering the Project, Building or any interest therein requires Lessor to impound taxes, assessments or insurance premiums on a periodic basis during the Lease term, Lessee, upon notice from Lessor indicating this requirement, shall pay Lessee's percentage share of the increased amounts required to be impounded (based on Lessee's percentage share of Project Tax Increases and in lieu of Lessee paying its share of such impounded amounts as Project Tax Increases) to Lessor on a periodic basis in accordance with the beneficiary's requirements. Lessor shall impound such amounts received from Lessee in accordance with the requirements of the beneficiary.

          (iv) Later Improvements. Lessee shall not be liable for real property taxes (whether the taxes result from increased rate and/or valuation) attributable to additional improvements to the building in which The Premises are located that are constructed after the commencement of the term of this Lease, unless the additional improvements are constructed for Lessee's sole benefit.

          (v) Project Taxes. The term "Project Taxes" as used in this Lease shall collectively mean (to the extent any of the following are not paid by Lessee pursuant to Subparagraph (vi) below) all: real estate taxes; personal property taxes; taxes computed or based on rental income (including without limitation any value added tax or municipal business tax but excluding federal, state and municipal net income taxes); excise taxes; gross receipts taxes; sales and/or use taxes; and all other governmental, quasi-governmental or special district impositions of any kind, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, which during the Lease term are assessed or imposed upon Lessor and/or become chargeable against the Project or The Premises, Building, Common Area and/or Parcel tinder or by virtue of any present or future laws, regulations, or other requirements of any governmental authority or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments whatsoever. The term "Taxes" shall include (to the extent the same are not paid by Lessee pursuant to Subparagraph (vi) below), without limitation: the cost to Lessor of contesting the amount or validity or applicability of any Project Taxes.

          (vi)   Other Taxes. Lessee shall pay the following:

                 (A) Lessee shall pay, or cause to be paid, (or reimburse Lessor as additional rent if Lessor is assessed) before delinquency, any and all taxes levied or assessed, and which become payable for any period during the term hereof, upon all Lessee's leasehold improvements in excess of the value of Lessee's tenant improvement allowance, fixtures, and personal property located in The Premises; except only that which has been paid for by Lessor and is the standard of the Building. In the event any or all of the Lessee's excess leasehold improvements, or personal property shall be assessed and taxed with the Project, Lessee shall pay to Lessor such taxes prior to delinquency. If Lessee's excess leasehold improvements, fixtures, and personal property are not separately assessed on the tax statement or bill, Lessor's good faith determination of the amount of such taxes application to such improvements and property shall be conclusive determination of Lessee's obligation to pay such amount as so determined by Lessor.

                 (B) Lessee shall pay (or reimburse lessor if Lessor is assessed, as additional rent), prior to delinquency or within ten (10) days of receipt of a statement thereof, any and all other taxes, levies, assessments, or surcharges payable by Lessor or Lessee and relating to this Lease or The Premises (other than Lessor's net income, succession, transfer, gift, franchise, estate, or inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, now in force or which may hereafter become effective, including but not limited to taxes: (I) upon, allocable to, or measured by the area of The Premises or on the Rentals payable hereunder, including without limitation any gross income, gross receipts, excise, or other tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such Rentals; (II) upon or with respect to the use, possession, occupancy, leasing, operation and management of The Premises or any portion thereof; (III) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in The Premises; or (IV) imposed as a means of controlling or abating environmental pollution or the use of energy, including, without limitation, any parking taxes, levies or charges or vehicular regulations imposed by any governmental agency. In the event any such taxes are payable by Lessor and it shall not be lawful for Lessee to reimburse Lessor for such taxes, then the Rentals payable hereunder shall be increased to net Lessor the net Rental after imposition of any such tax upon Lessor as would have been payable to Lessor prior to the imposition of any such tax.

COST OF LIVING RENT INCREASE FACTOR

     4(c). In addition to the rent reserved in Subparagraphs 4(a) and 4(b) above, at the end of the 12th month of the lease, and at the end of every 12th month period thereafter, the rental shall be adjusted for the succeeding
12th month

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      period, by 3% per square foot.

BUILDING MAINTENANCE EXPENSE INCREASE PAID BY LESSEE


          4(d). Building Maintenance Expense Increases. Lessee shall pay to Lessor as additional rent Lessee's percentage share of any increase in Building Maintenance Increases as defined in Subparagraph (iv) below from the base year (Calendar 1998) to each calendar year thereafter.

                (i) Yearly Statements. At the end of each calendar year (following the base year) during the lease term, Lessor will notify Lessee of Lessee's proportionate share of Building Maintenance Expense Increases. Lessor shall deliver a detailed statement of Lessor's calculations. Lessee shall pay Lessor without deduction or offset Lessee's shared such of such Building Maintenance Expense Increases within fifteen (15) days of such notification.

                (ii) Partial Years. If Lease commencement or expiration shall be on a day other than the last day of a calendar year, Lessee's obligation to pay Building Maintenance Increases shall be based on the increases for the entire calendar year in which the Lease expiration falls, prorated on the basis which the number of days from the commencement of such calendar year to and including such expiration date bears to 365. The termination of this Lease shall not affect the obligation of Lessee pursuant to this Subsection 4(d).

                (iii) No Reduction of Base Rent. Notwithstanding anything contained in this Paragraph 4(d) to the contrary, expressed or implied, Rentals payable by Lessee shall in no event be less than the Base Rent specified in Paragraph 4(a) as adjusted pursuant to Paragraph 4(c).

                (iv) Building Maintenance Increases Defined. "Building Maintenance Increases' shall be defined as all direct costs of operation, maintenance, repair and management of the buildings or project as determined by generally accepted accounting practices. Said expenses as used herein shall include, but not be limited to, all sums expended in connection with all general maintenance and repairs, service and repair of the mechanical system, cleaning, janitorial and sweeping services; maintenance and repair of sprinkler systems, service agreements on equipment maintenance and repair of parking area and parking structures, if any; the costs of complying with rules, regulations and orders of governmental authorities (provided that any such costs which must be considered capita improvements under standard accounting practices will be amortized as Building Maintenance Expenses over five years); the cost of contesting the validity or applicability of any governmental enactments which may affect Building Maintenance Expenses; public liability, property damage and fire extended coverage insurance, (in such amounts and providing such coverage as determined in Lessor's sole discretion and which may include without limitation, liability, all risk property, Lessor's risk liability, war risk, vandalism, malicious mischief, sprinkler leakage, boiler and machinery, rental income, earthquake, flood and worker's compensation insurance).
Lessor may cause any or all of said services to be provided by an independent contractor or contractors, or they may be rendered by Lessor. In the event Lessor makes capital improvements which have the effect of reducing Building Maintenance Increases, Lessor may amortize its investment in said improvements as an Building Maintenance Expense in accordance with generally accepted accounting practices provide that such amortization is not at a rate greater than the actual savings in Building Maintenance Increases. It is the intent of the parties hereto that Building Maintenance Increases shall include every cost paid or incurred by Lessor in connection with the operation, maintenance, repair and management of the Buildings and the specific examples of Building Maintenance Increases stated in this paragraph are in way intended to, and shall not limit the costs comprising Building Maintenance Increases, nor shall such examples be deemed to obligate Lessor to incur costs or to provide such services or to take such actions except as Lessor may be express required in other portions of this Lease, or except as Lessor, in its sole discretion, may elect. The maintenance of the Buildings shall be within the sole discretion of Lessor and all cost incurred by Lessor in good faith shall be deemed conclusively binding on Lessee. In the event that less than ninety-five percent (95% of the Project is occupied during any calendar year, all Building Maintenance Increases on the statements provided by Lessor shall be adjusted for each calendar year to equal Lessor's reasonable estimate of Building Maintenance Increases had ninety-five percent (95%) of the total rentable area of the Project been occupied. Statement of Building Maintenance Increases provided by Lessor shall be final and binding upon both Lessor and Lessee.

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LATE CHARGE

          4(e). The monthly base rental is due on the first day of each month. Lessee acknowledges that late payment by Lessee to Lessor of base rental and other rent payments such as Property Taxes and Building Maintenance Increases will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering The Premises. Therefore, if any amount of rent due from Lessee is not received by Lessor at Lessor's office, by 5:00 p.m. on the tenth (10th) day after the due date, Lessee shall pay to Lessor an additional sum of five percent (5%) of the overdue rent as a late charge. An additional late charge of one-half of one percent (1/2 of 1%) of the overdue rent shall be paid by Lessee to Lessor for each day rent is not received after the tenth day of the month up to a maximum of 5%. The parties agree that these late charges represent a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, or prevent Lessor from exercising any of the other rights and remedies available to Lessor.

INTEREST ON UNPAID RENT

          4(f). In addition to the Late Charge provided for in Paragraph 4(e) above, rent not paid when due shall bear interest at the rate of ten percent (10%) per annum from the date due until paid.

RECEIPT AND SECURITY DEPOSIT

          5. Lessor hereby acknowledges receipt of one hundred thirteen thousand, eight hundred fifty and no/100s ($113,850.00), of which $37,950.00 represents the 1st month(s) rent and $75,900.00 is a security deposit to be held by Lessor as security for the performance by Lessee of the provisions of this Lease. If the rent increases under provisions of this Lease, Lessee, on the demand of Lessor, shall increase the amount of such security deposit in like proportion. If Lessee is in default, Lessor can use the security deposit, or any portion of it, to cure the default or to compensate Lessor for all damage sustained by Lessor resulting from Lessee's default. Lessee shall within ten days of Lessor's demand pay to Lessor a sum equal to the portion of the security deposit expended or applied by Lessor as provided in this paragraph so as to maintain the security deposit in the sum as required under this paragraph. If Lessee is not in default at the expiration or termination of this Lease, Lessor shall return the security deposit to Lessee; provided, however, Lessor may withhold all or a reasonable portion of said deposit for a reasonable period of time needed to inspect the Premises for damage excepting reasonable wear and tear or tenant improvements Lessor may want removed per Paragraph 11 and to calculate and secure payment of Lessee's share of Project Taxes and Building Maintenance Increases. Lessor's obligations with respect to the security deposit are those of a debtor and not a trustee. Lessor can maintain the security deposit separate a apart from Lessor's general funds or can commingle the security deposit with Lessor's general and other funds. Lessor shall not be required to pay Lessee interest on the security deposit

          6. Lessor shall furnish for Lessee's use in the adjacent parking lot as shown on Exhibit B which is a part of Lessor's property fifty five (55) parking spaces. If Lessee uses spaces than the above number, Lessor shall have the right to have Lessee's cars moved at Lessee's cost. Lessor shall have the right to select said parking spaces and mark the spaces at its own expense.

POSSESSION

          7. If Lessor, for any reason whatsoever, cannot deliver possession of The Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall the term herein specified be in any way extended, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but in that event there shall be a proportionate deduction of rent covering the period between the commencement of the said term and the time when Lessor can deliver possession. If, for any reason, The Premises have not been completed as of commencement of said term, a certificate of Lessor's architect as to the date of completion shall be final and possession of The Premises shall be deemed delivered as of that date. The provisions of subdivision 1 of Section 1932 of the California Civil Code shall not apply to this Lease and Lessee waives the benefit thereof.

DELAY IN PERFORMANCE

          8. Lessor shall in no way be responsible or liable for lost time or delay in performance of any of the terms or conditions of this Lease, caused or occasioned by action of governmental authorities, civil commotions, strikes, fires, acts of God or the public enemy, act or default of any Lessee, inability labor or materials, or any other cause beyond the reasonable control of Lessor, whether similar to the matters

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     herein specifically enumerated or not, and any such lost time or delay shall extend by a like time any period by Lessor and shall not be deemed a breach of or a failure to perform this Lease or any part thereof, except to the extent arising from or relating to the negligence or willful misconduct of Lessor or its breach hereunder.

SIGNS

          9. Lessor reserves the exclusive right to the roof, and to all exterior walls or parts of The Premises, and access thereto, and the same are not any part of The Premises leased under this Lease. Lessee agrees no signs, advertisements or notices whatsoever shall be inscribed, painted, affixed or displayed on, to or any part of the outside or inside, or on the roof or windows of The Premises, without the written consent of Lessor which shall not be unreasonably withheld. Any signs so placed on The Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to The Premises caused thereby, and if not so removed by Lessee, then Lessor may have same so removed at Lessee's expense.

ABANDONMENT AND SURRENDER

          10. Lessee shall not during the term hereof abandon The Premises except with the express written consent of Lessor. No act of Lessor, whether acceptance of the keys to The Premises, or otherwise, shall constitute an acceptance of surrender of The Premises unless the same shall be in writing and be expressly in of surrender of The Premises. If Lessee shall abandon, vacate or surrender The Premises, or be by process of law, or otherwise, any personal property belonging to Lessee and left on The Premises shall be deemed abandoned, to the extent permitted under applicable law, except such property as may be mortgaged to Lessor.


INSTALLATION OF PARTITIONS ALTERATION AND REMODELING

          11. Lessee shall not make or suffer to be made any alterations, additions or improvements to or of The Premises or any part thereof without the written consent of Lessor first had and obtained which consent shall not be unreasonably withheld and any alterations, additions or improvements to or of The Premises except movable furniture trade fixtures, shall at once become a part of the realty and belong to the Lessor. In the event Lessor consents to the making of any alterations, additions or improvements to The Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense, and any contractor or person selected by Lessee to make the same must first be approved of in writing by Lessor. Lessor may condition Lessor's approval of any proposed alteration, addition or improvements on Lessee's paying for any costs expenses incurred by Lessor for any work required to be done to the Common Area or the Premises of other tenants in the project by any governmental authority in connection with Lessee's proposed alteration, addition or improvement. Upon expiration or sooner termination of the term of this Lease, Lessee shall within a reasonable period after any request by Lessor, at Lessee's sole cost and expense, forthwith and with all due diligence remove any alterations, additions or improvements made by Lessee after the commencement of the term of this Lease, designated by Lessor to be removed, and Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the building caused by such removal.

ENVIRONMENTAL OBLIGATIONS, WARRANTY AND HOLD HARMLESS AGREEMENT BY LESSEE

          12. Lessee shall not, without Lessor's prior written consent (which consent may be granted or denied in Lessor's sole discretion), install, bring into or release from the premises any (i) asbestos-containing materials, (ii) electrical transformers, fluorescent light fixtures with ballasts or other equipment containing PCB's or (iii) toxic or hazardous waste material, chemicals or substances which are not in compliance with existing laws and regulations. All materials which constitute hazardous, extremely hazardous or toxic materials under any law or regulation promulgated by any federal, state, city, or other public authority and which are used, stored, treated, disposed of or released from the premises by Lessee or its representative, agents, employees or invitees, shall be used, stored, treated, released and disposed of in accordance with all such applicable laws and regulations. Lessee shall indemnify Lessor against and hold Lessor harmless from all losses, costs, damages, expenses and liabilities, including attorney's fees, incurred or suffered by Lessor as a result of any use, storage, treatment, release or disposal of any toxic, hazardous or extremely hazardous materials in or about the premises by Lessee or its representative, agents, employees or invitees, regardless of whether such use, storage, treatment, release or disposal was in violation of any such law or regulation. The indemnification obligations of Lessee under this paragraph shall survive the termination of this lease.

REPAIRS

         13(a). If Lessee is the original Lessee of the described Premises and if The Premises are not complete as of the date of the Lease, prior to entry Lessee shall have examined and inspected and shall know the condition of The Premises and every part thereof. Under all circumstances by entry hereunder Lessee accepts The Premises as being in good, sanitary order, condition and repair. Lessee shall at Lessee's sole cost and expense, maintain, repair and keep the interior of The Premises and each and every part

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     thereof and all appurtenances thereto (including without limitation, interior walls, ceilings, doors, door frames, wiring, electrical outlets, exterior lights and screens in and around the entrances and window areas, glazing and skylights in or bordering The Premises), in good condition and repair during the term of this Lease, damage thereto by earthquake, act of God or the elements alone excepted. Lessee shall not be required to maintain and repair the roof, exterior walls, foundations, concrete slabs below the floor and other structural portions of The Premises, unless damage thereto is caused by reason of any act or omission of Lessee of Lessee or its agents, servants or employees. Lessee hereby waivers all rights to make repairs at the expense of Lessor as provided by any law, statute or ordinance now or hereafter in effect.

          13(b). Notwithstanding the foregoing, Lessee shall, at Lessee's sole cost and expense, keep in good condition and repair damage to or breakage of any glass in or around the demised Premises from any cause whatever, unless such damage or breakage is caused directly by Lessor or his agents. Lessee shall upon the expiration or sooner termination of the term hereof surrender The Premises to Lessor in the same condition as when received, ordinary wear and tear and damage from casualty and causes casualty beyond the reasonable control of Lessee excepted.

          13(c). Notwithstanding any provision to the contrary in this Lease, all damage or injury done to The Premises by Lessee or by any person who may be or upon The Premises with Lessee's consent shall be paid for the Lessee.

          13(d). Lessee shall reimburse Lessor for all costs of maintenance and repair of the HVAC system which serves the Premises. Such costs shall include, but shall not be limited to, regularly scheduled inspections, maintenance, repairs and replacement parts. Notwithstanding the previous sentence, if any heat exchanger needs replacement. Lessee shall pay installation costs only. Lessor will be responsible for the cost of the heat exchanger itself.

          13(e). Lessee shall comply with all laws concerning the Premises and Lessee's use of the Premises including, but not limited to, the obligation, at Lessee's cost, to alter, maintain and restore the Premises in compliance and conformity with all laws relating to the conditions, use, and occupancy of the Premises during the Term.

LIENS

          14. If Lessee shall make any repairs, alterations, additions or improvements as provided in Paragraphs 11 and 12 hereof, if shall not take any such action until two (2) business days after giving Lessor written notice of such proposed action in order that Lessor may post appropriate notices to avoid any liability for liens. Lessee shall at all times permit such notices to be posted and to remain posted until the completion and acceptance of such work. If any mechanic's materialmen's liens are at any time against The Premises, the building or the underlying land in connection with work done by or at the order of Lessee, they shall be discharged, released, bonded, or suspended by Lessee within thirty (30) days of the date of filing.

WAIVER OF LESSOR'S LIABILITY FOR INJURY OR DAMAGE

          15(a). Lessor shall be liable to Lessee for any damage to Lessee's property from any cause. Lessee waivers all claims against Lessor for damage to person or property arising for any reason, except that Lessor shall be liable to Lessee for damage to Lessee resulting from the wrongful or negligent acts or omissions of Lessor or its authorized representatives or a breach by Lessor of its obligations hereunder.

          15(b). Lessee shall hold Lessor harmless from all damages arising out of any damage to any person or property occurring in or about The Premises and the building in which The Premises are located. Provided, however, Lessor shall be liable to Lessee for damage resulting from wrongful or negligent acts or omissions of Lessor or its authorized representatives, and Lessor shall hold Lessee harmless from all damages arising out of any such acts or omissions or a breach by Lessor of its obligations hereunder. A party's obligation under this paragraph to indemnity and hold the other party harmless shall be limited to the sum that exceeds the amount of amount of insurance proceeds, if any, received by the party indemnified. As used in this Lease, "to hold harmless" means to defend and indemnify from all liability, losses, penalties, damages, costs, expenses (including, without limitation, attorneys' fee), causes of action, claims, or judgments arising out of or related to any damage to any person or property.

FIRE INSURANCE

          16(a). Lessor shall keep the permanent improvements to The Premises insured against loss or damage by fire, including Rental loss coverage with extended coverage, vandalism and malicious mischief endorsement, in an amount sufficient to prevent Lessor from becoming a co-insurer under the terms of the applicable policy or policies, but in all events in an amount not less than ninety percent (90%) of the full insurable value as determined form time to time. The term "full insurable value" shall mean the actual replacement cost (exclusive of the cost excavation, foundations and footings below the basement floor) without deduction for physical depreciation. The full insurance value shall include the value of Lessee improvements provided that, (a) Lessor may rely on the value of Lessor may rely on the value of Lessee improvements given Lessor in

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     writing from time to time, and (b) Lessor shall not be liable to Lessee for the difference between Lessee loss and the proceeds paid by the insurer which may result from the insurer's disagreement over the extra loss or whether a loss is covered as an insured risk, or which may result from Lessee reporting the wrong value. Losses paid under any such policy shall be payable to Lessor, and/or to any mortgagee of Lessor is named in such policy. The premium for such insurance shall be deemed a "Building Maintenance Expense" and shall be proportionately reimbursed by Lessee as provided in Subparagraph 4(d).

          16(b). WAIVER-OF SUBROGATION. Each party ("insured") hereby waives and does hereby agree to obtain from each insurance carrier of the insured a "subrogation waiver endorsement" waiving, its rights of recovery, to the extent of insurance proceeds, against the other party, the other party's officers, directors, agents, representatives, employees, and successors, and assigns with respect to any loss or damages, including consequential loss or damage to the insured's property caused by or occasioned by any peril or perils (including negligent acts) covered by any policy or policies carried by the insured.

LIABILITY INSURANCE

         17. Lessee shall purchase and maintain at Lessee's sole cost and expense such policy or policies insurance insuring Lessee and Lessor (as their interests appear) and without other limitations against damage resulting in bodily injury to or the death of any person or persons and/or damage to property, and to maintain and/or renew such policy or policies shall have either a combined single liability limit of at least $ 1,000,000 insuring against damage to or loss of property and injury or death to persons, or a minimum amount of $500,000 for injury to or death of any one person and $ 1,000,000 because of injury to or death of any number of persons greater than one in any one accident and $ 500,000 covering damage to property. Lessee shall have the right at any time to increase the said insurance above the minimums hereinabove set forth. Lessor shall have the right upon and prior to any anniversary date of the policy to request an increase in minimum amounts hereinabove specified, provided Lessor determines that the existing coverage is less than such amounts as is customarily carried by similar tenants of similar premises. Lessee shall provide Lessor with current written proof of all insurance coverages required by this paragraph such proof of name Stuart Leeb as an additional insured, no later than ten (10) days after execution of the Lease and thereafter no later than thirty (30) days after the effective date of any renewal, change or cancellation of any of the required insurance coverages. If the parties cannot agree to such increase the same shall be submitted to arbitration as herein elsewhere provided.

ENTRY BY LESSOR

         18. Lessee shall permit Lessor and his agents with reasonable notice, to enter into and upon the demised Premises at all reasonable times for the purpose of protecting owner's reversions, or of inspecting the demised Premises for the purpose of maintaining the building in which the demised Premises are situated, and for the purpose of making repairs, alterations or additions to any other portion of the building or for the purpose of posting notices of nonresponsibility for alterations, additions, or repairs, without any rebate of rent to Lessee or damages for any loss of occupation or quiet enjoyment of The Premises thereby occasioned and may for purpose erect scaffolding and other necessary structures which are reasonably required by the character or work to be performed. Lessor and his agents may at reasonable hours and after ninety (90) days prior to expiration of this Lease, enter upon said Premises and exhibit the same to prospective Lessees or purchase thereof. For each of the aforesaid purposes, Lessor shall at all times have and retain a key or Lessee shall provide Lessor with a key with which to unlock all of the doors in, upon and about The Premises, excluding Lessee's vaults and safes, and Lessor shall have the right to use any and all means which Lessor may deemed proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to The Premises obtained by Lessor by said means, or otherwise, shall not under any circumstances be construed deemed to be a forcible or unlawful entry into or a detainer of The Premises, or an eviction of Lessee from The Premises or any portion thereof, provided however that Lessor shall promptly restore any damage caused by its entry, except when entry is necessary due to an emergency caused harmful or negligent acts or omissions of Lessee or its authorized representatives.

RIGHTS RESERVED TO LESSOR

         19. Lessor reserves the following rights exercisable with notice and without liability to Lessee damage or injury to property, person or business (all claims for damage being hereby released) and with effecting and eviction or disturbance of Lessee's use or possession or giving rise to any claim for setoffs, abatement of rent: (i) to change the name or street address of the building, (ii) to install and maintain signs on the exterior and interior of the building, (iii) to designate all sources furnishing sign painting and lettering, ice, mineral or drinking water, beverages, foods, towels, vending machines or toilet supplies used or consumed on The Premises, and (iv) to grant to anyone the exclusive right to conduct any business or rent any service in the building, provided such exclusive right shall not operate to exclude Lessee form the use expressly permitted by Paragraph 2(a).

UTILITIES AND SERVICES

          20. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. Lessor may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The reasonable cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Lessee and Lessee shall pay promptly upon demand therefor by Lessor for all such services by the county or the local public utility, as the case may be, furnishing the same.

DAMAGE BY FIRE, ETC.

          21. In the event of injury or damage to The Premises by fire or other casualty Lessee shall give immediate notice to the Lessor. In the event The Premises or the building are damaged by fire or other casualty, Lessor shall forthwith repair the same provided such repairs can be made within sixty (60) days under the laws and regulations of the state, federal, county and municipal authorities and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in The Premises. If such repairs cannot be made within sixty (60) days, Lessor shall have the option either (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this paragraph provided or (2) to give notice to Lessee at any time within thirty (30) days after such damage terminating this Lease as of a date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Lessee in The Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the business carried on by Lessee in The Premises, shall be paid up to the date of such termination, the Lessor agreeing to refund to the Lessee any rent and deposit according to terms in Paragraph 5. theretofore paid for any period of time subsequent to such date.

     The provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4, of the Civil Code of California are hereby waived by Lessee.


 ASSIGNMENT AND SUBLETTING

          22(a). PROHIBITIONS IN GENERAL. Lessee shall not (whether voluntarily, involuntarily, or by operation of law) (i) assign or transfer Lessee's interest in this Lease or in The Premises, (ii) allow all or any part of The Premises to be sublet, occupied, or used by any person or entity other than Lessee, (iii) transfer any right appurtenant to this Lease or The Premises, (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner, or (v) permit any person to assume or succeed to any interest whatsoever in this Lease, without Lessor's prior written consent in each instance. Provided that Lessee is not in default under this Lease, if Lessor has not exercised its rights under Subsections 22(f(i) or (ii), Lessor shall not unreasonably withhold its consent to a sublease of the Premises subject, nevertheless, to the restrictions limitations and conditions set forth in this Paragraph 22. Lessor's consent to any such assignment, sublease, encumbrance, or transfer (collectively "Transfer") shall be evidenced by Lessor's signature in the Assumption Agreement provided for in Subparagraph 22(c) below. Any Transfer without Lessor's consent shall constitute a default by Lessee and shall be void. Lessor's consent to any one Transfer shall not constitute a waiver of the provisions of this Paragraph 22 as to any subsequent Transfer nor a consent to any subsequent Transfer; further, Lessor's consent to any one transfer shall not release Lessee from Lessee's obligations under this Lease. The provisions of this Subparagraph 22(a) expressly apply to all heirs, successors, sublessees, assigns and transferees of Lessee. In the event Lessor consents to a proposed Transfer, such Transfer shall be valid and the transferee shall have the right to take possession of The Premises only if the Assumption Agreement described in Subparagraph 22(c) below is executed and delivered to Lessor. Lessee shall have paid the costs and fees described in Subparagraph 22(i) below, and an executed counterpart of the assignment, sublease or other document evidencing the Transfer is delivered to Lessor and such Transfer document contains the same terms and conditions as stated in Lessee's notice given to Lessor pursuant to Subparagraph 22(d) below, except for any such modifications Lessor has consented to in writing. The acceptance of Rentals by Lessor from any person or entity other than Lessee shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be consent to any assignment or subletting.

          22(b). COLLECTION OF RENT. Lessee irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rent not otherwise payable to Lessor by reason of any Transfer of all or any part of The Premises or this Lease. Lessor, as assignee of Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; provided, however, that until the occurrence of any default by Lessee which default is continuing after notice and the expiration of any applicable grace period, or except as provided by the provisions of Subparagraph 22(f)(iii) below, Lessee shall have the right to collect such rent.

          22(C). ASSUMPTION AGREEMENT. As a condition to Lessor's consent to any Transfer of Lessee's interest in this Lease or the Premises, Lessee and Lessee's assignee, sublessee, encumbrancer, or transferee (collectively "Transferee"), shall execute a written Assumption Agreement, in a commercially reasonable form approved by Lessor which Agreement shall include a provision that Lessee's Transferee shall expressly assume all obligations of Lessee under this Lease, and shall be jointly and severally liable with Lessee for the performance of all conditions, covenants, and obligations under this Lease from the effective date of the Transfer of Lessee's interest in this Lease.

          22(D). REQUEST FOR TRANSFER. Lessee shall give Lessor at least fifteen (15) days prior written notice of any desired Transfer and of the proposed terms of such Transfer, including but not limited to: the name and legal composition of the proposed Transferee; an financial statement of the proposed Transferee prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the Transfer; the nature of the proposed Transferee's business to be carried on in The Premises; the payment to be made or other consideration to be given on account of the Transfer; and other such pertinent information as may be requested by Lessor, all in sufficient detail to enable Lessor to evaluate the proposed Transfer and the prospective Transferee. Lessee's notice shall not be deemed to have been served or given until such time as Lessee has provided Lessor with all information specified above and all additional information requested by Lessor pursuant to this Subparagraph 22(d). Lessee shall immediately notify Lessor of any modification to the proposed terms of such Transfer.

          22(E)   NO BONUS VALUE. It is the intent of the parties hereto that this Lease shall confer upon Lessee only the right to use and occupy The Premises, and to exercise such other rights as are conferred upon Lessee by this Lease. The parties agree that this Lease is not intended to have a bonus value, nor to serve as a vehicle whereby Lessee may profit by a future Transfer of this Lease or the right to use or occupy The Premises as a result of any favorable terms contained herein or any future changes in the market for leased space. It is the intent of the parties that such bonus value that may attach to this Lease shall be and remain the exclusive property of Lessor.

          22(F)   LESSOR'S RIGHTS. In the event that Lessee seeks to make any
     Transfer of its interest in this Lease or The Premises, Lessor shall have the right to withhold its consent to such Transfer, as permitted pursuant to Subparagraphs 22(f)(i) through 22(f)(iii) below. Without otherwise limiting the criteria upon wich Lessor may withhold its consent to any proposed Transfer, if Lessor withholds its consent where the proposed Transferee's net worth (according to generally accepted accounting principles) is less that the greater of: the net worth of Lessee immediately prior to the Transfer, or the net worth of Lessee at the time this Lease is executed, such withholding of conset shall be presumptively reasonable. The following rights are in addition to Lessor's right to withhold its consent to any Transfer, and may be exercised by Lessor in its sole discretion without limiting Lessor in the exercise of any other right or remedy at law or in equity which Lessor may have by reason of such Transfer.

                  (I) TERMINATE LEASE. Lessor may terminate this Lease and release Lessee from any further liability hereunder by sending Lessee written notice of such termination within thirty (30) days after notice of intent to Transfer is deemed given by Lessee pursuant to Subparagraph 22(d) above; provided, however, that Lessee may withdraw its notice of intent at any time within ten (10) days after Lessor's notice of termination is given to Lessee, in which event this Lease shall continue in full force and effect. Lessee's withdrawal of its notice of intent shall be evidenced by written notice thereof from Lessee received by Lessor within such ten (10) day period. If Lessor elects to terminate this Lease and if Lessee does not withdraw its notice of intent, Lessee shall surrender The Premises, pursuant to the terms of this Lease, within sixty (60) days following the giving by Lessee of its notice of intent.

                  (II) ACQUISITION OF LESSEE'S INTEREST. Lessor may, within fifteen (15) days after notice of intent to Transfer is deemed given by Lessee pursuant to Subparagraph 22(d) above, acquire the interest in this Lease and The Premises that Lessee proposes to Transfer, on the same terms and conditions as the proposed Transfer.

                  (III) CONSENT WITH CONDITIONS. Lessor may impose the following as conditions to Lessor's consent:

                           (A)   Except as provided in Subparagraph
     22(f)(iii)(C) below, Lessor may consent to the proposed Transfer and, as a condition to such consent Lessor shall have the right to require that all rent paid by the Transferee, including but not limited to any rent in excess of the Rentals to be paid under this Lease, shall be paid directly to Lessor as additional rent at the time and place specified in this Lease. For the purpose of this Paragraph 22, the term "rent" shall include any consideration of any kind received, or to be received, by Lessee (or any Sublessee of Lessee) from the Transferee, if such sums are related to Lessee's interest in this Lease or in The Premises, including, but not limited to, key money, bonus money, and payments for Lessee's personal property in excess of the book value thereof. The term "personal property" as used in this Subsection shall include, without limitation, assets, fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Lessee.

                           (B) Lessor may, as a condition to its consent to any proposed Transfer, require that either Lessee or the proposed Transferee cure, on or before the proposed effective date of such Transfer, any and all uncured defaults hereunders; provided, however, in no event shall Lessor's failure to condition its consent upon such cure be deemed to be a waiver of any such default or Lessor's rights and remedies under this Lease or law in regard thereto. If Lessor has elected to impose such cure as a condition to its consent and such condition is not satisfied by the effective date of the Transfer, the Transfer shall be voidable at Lessor's option.

                           (C) Lessor may consent to a proposed sublease and, as a condition to such consent Lessor shall have the right to require that an amount equal to any and all rent (as defined in Subparagraph 22(f)(iii)A above) payable by the Sublessee in excess of the pro rata Rentals payable by Lessee hereunder (the Premises) shall be paid by Lessee to Lessor as additional rent at the time and place specified in Paragraph 4(a) of this Lease; provided, however, that Lessee shall be entitled to retain only that portion of the regular monthly excess rent payments made by such Sublessee equal to the amount attributable to the monthly amortization of the cost of nonbuilding standard leasehold imporvements attributable to the sublet space paid for by Lessee and which will remain on The Premises after the expiration or sooner termination of this Lease. The monthly amortization of such nonbuilding standard improvements shall be calculated by dividing the cost of such improvements attributable to the sublet space, without interest, by the aggregate number of months within the initial term of this Lease. No such Sublessee shall be entitled to assign its sublease or further sublet The Premises without the prior written consent of Lessor, not to be unreasonably withheld.

          22(G). CORPORATION AND PARTNERSHIPS. If Lessee is a partnership, a withdrawal or substitution (whether voluntary, involuntary or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning 50% or more of the partnership, any assignment(s) of 50% or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership shall be deemed a Transfer of this Lease. If Lessee is a corporation, any dissolution, merger, consolidation or other reorganization of Lessee, any sale or transfer (or cumulative sales or transfers) of the capital stock of Lessee in excess of 50%, or any sale (or cumulative sales) of 51% of the value of the assets of Lessee shall be deemed a Transfer of this Lease. This Section 22(g) shall not apply to corporations the capital stock of which is publicly traded.

          22(H). REASONABLE PROVISIONS. Lessee expressly agrees that the provisions of this Paragraph 22 are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time.

          22(I). ATTORNEYS' FEES AND COSTS. Lessee shall pay, as additional rent, Lessor's reasonable costs and reasonable attorrneys' fees incurred for reviewing, investing, processing and/or documenting any requested Transfer, whether or not Lessor's consent is granted but not more than $2,000. Lessee's security deposit may be withheld by Lessor for a period of time needed to determine and secure payment of these fees and costs as provided in Paragraph 5 of this Lease.

          22(J). MISCELLANEOUS. Regardless of Lessor's consent, no subletting or assignment or other transfer shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the Rentals and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting or other transfer shall not be deemed consent to any subsequent assignment or subletting or other transfer. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee or successor. Lessor may agree with assignee of Lessee to make amendments or modifications to this Lease which do not materially increase the burden of the Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

          22(K). TRANSFER BY LESSOR. Lessor may transfer or assign its interest in this Lease at any time, and in the event of such transfer or assignment, the term "Lessor" as used in this Lease shall be limited to and include at the time in question only such transferee or assignee and in the event of any such transfer and assumption of the obligation of Lessor by such transferee, the Lessor herein named shall be freed and relieved from and after the date of such transfer of all liability as respects the performance of any covenants or obligations on the part of the Lessor contained in this Lease, except respecting the security deposit.


DEFAULT

          23(A). Lessee shall by that fact be in default under this Lease whenever payment of any rental or other monies due hereunder shall not have been made within ten (10) days of when due. Lessee shall be in default under this Lease for failure to observe any other covenant or condition hereof other than payment of monies and other than default as provided under Paragraph 24(b) below, if such failure is not corrected within thirty
     (30) days after notice thereof is received by Lessee from Lessor.

          23(b). Lessee shall by that fact be in default under this Lease whenever it shall be involved in financial difficulties evidenced by:

                  (I) its written admission of its inability to pay debts generally as they become due;

                  (II) its making of an assignment for the benefit of its creditors;

                  (III) its consent to the appointment of a receiver or trustee for all or a substantial part of its properties;

                  (IV) filing by it of a petition in bankruptcy, for reorganization or other debtors' relief under federal or state statutes;

                  (V) the entry of a court order approving a bankruptcy petition filed against it or appointing a receiver or trustee for all or substantial part of its property, which order shall not have been vacated, set aside or otherwise terminated within sixty days from the date of entry or unstayed for a period of thirty days;

                  (VI) the entry of a court order sequestering or otherwise taking into custody all or substantially all of its property which order shall not have been vacated, set aside or otherwise terminated within ninety days from the date of entry or unstayed for a period of thirty days; and

                  (VII) an adjudication that it is bankrupt.


REMEDIES

          24(A). Lessor shall have the following remedies if Lessee commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

          24(B). Lessor can continue this Lease in full force and effect, and the Lease will continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due. During the period Lessee is in default Lessor can enter the premises and relet them, or any part of them, to third Parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting The Premises, including without limitation, brokers' commissions, expenses of necessary alterations to return The Premises to conditions required hereunder, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this Paragraph shall terminate this Lease unless Lessor notifies Lessee in writing that Lessor elects to terminate Lessee's right to possession of The Premises.

          24(C). Lessor can terminate Lessee's right to possession of The Premises at any time. No act by Lessor other than giving notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet The Premises, or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor has the right to recover from Lessee:

                  (I) the worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

                  (II) the worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided;

                  (III) the worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

                  (IV) any other amount, and court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee's default.

     "The worth, at the time of the award", as used in (i) and (ii) of this paragraph, is to be computed by allowing interest (as provided in Paragraph 4(f). "The worth, at the time of the award", as referred to in (iii) of this paragraph, is to be computed by discounting the amount of the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

ATTORNEYS' FEES

          25. If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and costs of suit.

         26.   (Reserved)


TRANSFER OF SECURITY

         27. Such security as required in Paragraph 5 of this Lease to be given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee may be transferred and/or delivered by Lessor, to any purchaser or assignee of Lessor's reversionary interest, and in the event that the reversion be sold, thereupon Lessor shall be discharged from any further liability in reference thereto.


WAIVER

          28. Lessor's or Lessee's failure to take advantage of any default or breach of covenant on the part of Lessee or Lessor, respectively, shall not be or construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or to lessen the right of Lessor or Lessee to insist upon the performance by Lessee or Lessor, respectively, of any term, covenant or condition hereof, or to exercise any rights given him on account of any such default. A waiver by the Lessor or Lessee of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.


HOLDING OVER

          29. If, with Lessor's consent, Lessee holds possession of The Premises after the term of this Lease, Lessee shall become a Lessee from month to month upon the terms herein specified, but at the monthly rental specified in the agreement consenting to such holding over payable in advance on or before the first day of each month. Lessee shall continue in possession until such tenancy shall be terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

        If, without Lessor s consent, Lessee shall retain possession of the leased Premises or part thereof after termination hereof, by lapse of time or otherwise, then Lessee shall pay Lessor for each day of such retention 150% of the amount of the daily fixed rental for the last period prior to the date of such termination and also pay all damages sustained by Lessor by reason of such retention, or, if Lessor gives notice to Lessee of Lessor's election thereof, such holding over shall constitute renewal of this Lease for a period, from month to month or for six months, whichever shall be specified in such notice, whichever shall be specified in such notice but acceptance by Lessor of rent after such termination shall not constitute a renewal, this provision not to waive Lessor's right of reentry or any other right.


        Unless Lessor exercises the option hereby given it, Lessee shall be a lessee at sufferance only, whether or not Lessor shall accept any rent from Lessee while Lessee is so holding over.


ARBITRATION

          30. If any difference shall arise between the parties hereto as to their rights or liabilities under this Lease, such difference shall be determined by arbitration under the rules of the American Arbitration Association. The arbitrators' decisions shall be final as to the contents and interpretation of this Lease and as to the proper mode of carrying the same into effect.

     Upon request, Lessee and Lessor shall execute a recordable short-form counterpart of this Lease.

RIGHT OF LESSOR TO PERFORM FOR LESSEE

          32. All covenants and obligations to be performed by Lessee under the terms of this Lease shall be at the sole cost and expense of Lessee without any abatement of rent except as otherwise provided herein. If Lessee shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue to fifteen (15) days after notice thereof by Lessor to Lessee, Lessor may, but shall not be obligated so to do, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such payment or perform any such other act of Lessee's part to be made or performed as in this Lease provided. All sums so paid by Lessor and all necessary incidental costs, from the date of such payment by Lessor in connection with the performance of any such act by Lessor shall be additional rent hereunder and shall be payable to Lessor within 15 days after presentation of an invoice on demand or at the option of Lessor payable in such installments as Lessor may elect and may be added to any rent then due or thereafter becoming due under this Lease, and Lessee shall pay any such sum or sums. Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of rent hereunder.

EMINENT DOMAIN

          33. If the premises or the building or the underlying land shall be taken as a result of the exercise of the power of eminent domain, this Lease and all right, title and interest of Lessee hereunder shall cease and come to an end on the date of vesting of title in the condemning authority pursuant to such proceeding, and Lessor shall be entitled to and shall receive the total award made in such proceedings including any award made for the value of the leasehold estate of the Lessee and any other claim of Lessee, and the Lessee hereby assigns such awards to Lessor, and the same shall be dealt with as between Lessor and Lessee as provided in the next sentence of this paragraph. The total award made in such proceeding, less the expenses incurred by Lessor, including reasonable counsel fees in connection with such proceeding, shall be apportioned between Lessor and Lessee as follows:

              (I) Lessee shall be entitled to receive "Lessee's unamortized cost of adaptation" as herein after in this paragraph defined; and

              (II) Lessor shall be entitled to receive the balance of such total award. The term "Lessee's unamortized cost of adaptation" as used in this Paragraph 34 shall be computed by multiplying the cost to Lessee of doing the work done and permitted pursuant to the provisions of Paragraph 11 (less any sum for which Lessee shall have been reimbursed by Lessor), all as certified to Lessor by the principal accounting officer of Lessee, by a fraction, the numerator of which shall be the number of full years of the term of this Lease which are unexpired at the date of vesting of title in the proceeding and the denominator of which shall be the total number of years in the original term of this Lease. A "year" is defined for the purposes of this paragraph as any period of 12 consecutive calendar months.

RULES

          34. The rules and regulations attached to this Lease, as well as such rules and regulations as may be hereafter adopted by Lessor for the safety, care and cleanliness of The Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such rules and regulations. Lessor shall not be responsible to Lessee for the nonperformance by any other Lessee or occupant of the building of any of said rules and regulations.

NO SEPARATE AGREEMENTS AND BROKERS' COMMISSIONS

          35. Lessee agrees that Lessor and his agents have made no representation or agreements that are not contained in this Lease, and Lessee agrees that its execution of this Lease was not in reliance upon any information which the Lessee received by way of brochure, advertisement, verbally or otherwise, and that this Lease comprises the entire understanding of the parties.

     Lessor and Lessee agree that the only broker that procured this Lease is Randy Gabrielson and Kristi Walsh, Cornish & Carey Commercial
______________________________________________________________________________.


TIME AND NOTICES

          36. Time is of the essence of this Lease. All notices to be given to Lessee may be given in writing, served personally or by depositing the same in the United States mail certified, return receipt requested, postage prepaid, and addressed to

     Lessee at such address as Lessee has designated in writing to Lessor. All notices to Lessor shall be address to Lessor at

               1900 Embarcadero Road #201
               Palo Alto, CA 94303.

          37. The following is a complete list of the documents attached to and made a part of this Lease:


EXHIBIT NO.              DESCRIPTION

   A                Premises
-----------         --------------------------------------
   B                Location in the Project
-----------         --------------------------------------
   C                Additional Terms & Conditions
-----------         --------------------------------------
   D                Option to Extend The Lease
-----------         --------------------------------------
   E                Option to Extend the Lease
-----------         --------------------------------------
   F                Option to Extend the Lase
-----------         --------------------------------------

___________         ______________________________________

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease on the dates indicated below:


  LESSOR                                          LESSEE

/s/ SIGNATURE ILLEGIBLE^^              Copper Mountain Networks, Inc.
-----------------------------          -------------------------------------
[for] Stuart Leeb, Owner               Name of Company


     3/9/98                            A California Corporation
-----------------------------          -------------------------------------
Date                                   Corporation



                                       By:   /s/ Joe Markee
                                       -------------------------------------
                                        Joe Markee, President



                                       _____________________________________


                                                  3/2/98
                                       -------------------------------------
                                       Date

                                   EXHIBIT A

                           [FLOOR PLAN APPEARS HERE]


                             2470 Embarcadero Way
                              Palo Alto, CA 94303

                                  13,800 s/f

                              [PLAN APPEARS HERE]



                            BAYLANDS BUSINESS PARK


                                   EXHIBIT B

                            LOCATION IN THE PROJECT

                                   EXHIBIT C

                        ADDITIONAL TERMS AND CONDITIONS

TENANT IMPROVEMENTS: Lessor, at lessor's sole cost and expense shall provide the following improvements to the Suite:

     a) Re-carpet the Suite with building standard office grade carpet in a color to be chosen by Lessee. The choice shall be subject to Lessor's approval, which shall not be unnecessarily withheld.
     b) Repaint all interior walls in a color to be chosen by Lessee. The choice shall be subject to Lessor's approval, which shall not be unnecessarily withheld.
     c)  Clean all HVAC registers.
     d)  Replace any damaged or stained ceiling tiles.
     e) Install new building standard VCT tile to be chosen by Lessee in the large room marked VCT on Exhibit A of this Lease. The choice of tile shall be subject to Lessor's approval, which shall not be unnecessarily withheld.
     f) Replace with glass doors 1 set of double doors marked with the letter "F" on Exhibit A of this Lease.
     g)  Remove one wall marked with an "R" on Exhibit A of this Lease.
     h) Warrant that to the best of Lessor's knowledge all operating systems including HVAC, plumbing, electrical and the roof are in good working order.
     i) Lessor grants to Lessee a 30 day grace period following commencement of this Lease in which to report to Lessor any existing condition which was not in good, sanitary order, condition and repair upon occupancy as required in Paragraph 13(a) of the Lease.
     j) Lessor, at Lessor's sole cost and expense, shall comply with Title 24 and The American's with Disabilities Act (ADA) as required by the City of Palo Alto prior to commencement of this Lease. Lessee shall not be responsible for any requirements associated with the American With Disabilities Act (ADA) which are triggered by the initial improvements provided by Lessor prior to occupancy at the commencement of this Lease. Lessee shall be responsible for any compliance requirements associated with the American With Disabilities Act (ADA) which are triggered by action(s) of Lessee after commencement of this Lease and throughout the term of the Lease.

PARAGRAPH 4(D)(IV):

Notwithstanding anything to the contrary in the foregoing, the following costs and items shall be excluded from Building maintenance Expenses:

a)  any depreciation on the Building and project;
b) interest on debt or amortization payments on mortgages and deeds of trust secured by the Building or project or any underlying ground lease;
c) costs of repairs and general maintenance paid from insurance proceeds but excluding amount of any deductibles paid by Lessor;
d) structural repairs or replacements such as roof coverings shall be included except that Lessor must amortize the cost of such items over 5 years.
e) capital improvements subsequent to the initial construction and development of the Building or project, unless specifically enumerated in the definition of Building Maintenance Expenses;
f) costs of special services rendered to individual tenants (including Lessee) for which a special charge is made;
g)  costs of improvements for other tenants in the Building or project;
h) costs of the Lessor for which a tenant is obligated to reimburse Lessor including, for example, taxes and property insurance premiums on improvements for tenants of the Building that are above the building standard;

i) costs incurred by Lessor due to violations of any of the terms and conditions of any lease in the Building;

J) any other cost or expense which, under generally accepted accounting principles, consistently applied would not be considered a normal operating or maintenance expense.

PARAGRAPH 7:

Notwithstanding anything to the contrary contained herein, if Lessor has not delivered the Premises substantially completed to Lessee on or before June 30, 1998 for any reason, Lessee shall have the right thereafter to cancel this Lease, and upon such cancellation, Lessor shall return all sums theretofore deposited by Lessee with Lessor, and neither party shall have any further liability to the other.

PARAGRAPH 11:

Notwithstanding anything to the contrary contained in this Lease: (a) Lessee shall not be required to remove (i) any of the initial Tenant Improvements (as identified in Exhibit C) constructed by or on behalf of Lessee, (ii) any alterations, additions or improvements for which Lessee has obtained Lessor's consent, unless Lessor has indicated, at the time of granting such consent, that such removal will be required; (b) Lessee shall not be required to obtain Lessor's consent to any alterations, additions or improvements which do not cost more that $5,000 in each instance, are not structural in nature, are in compliance with current building codes of the City of Palo Alto, do not affect Building systems or are not visible from the exterior of the Premises. Lessee must notify Lessor of any improvements installed without Lessor's approval, and upon request of Lessor such improvements may be required to be removed upon termination of the Lease without prior notice from Lessor at the time of construction of the improvements.

PARAGRAPH 12:

Lessor represents and warrants to Lessee that to the best of Lessor's knowledge on the commencement of the term hereof, The Premises and any improvements to be constructed by Lessor are free from contamination by any toxic or hazardous materials (hereinafter "Hazardous Materials") which are currently regulated by any federal, state, or local government, or agency thereof"

PARAGRAPH 13(B):

Lessor represents and warrants to lessee that to the best of Lessor's knowledge that on the commencement of the term hereof, that (a) the Premises and any improvements to be constructed by Lessor are free from structural defects and
(b) comply with all applicable laws, ordinances, codes, rules and regulations,
(c) the Building's elevators, loading docks; doors, roof, plumbing, electrical and HVAC systems are in good order and condition and operating properly.

PARAGRAPH 13(E):

Notwithstanding the foregoing or anything to the contrary contained in this Lease, Lessee shall not be responsible for compliance with any laws, codes, ordinances, rules, regulations or other governmental directives where such compliance is not related specifically to Lessee's use and occupancy of the Premises. For example, if any governmental authority should require the Building or the Premises to be structurally strengthened against earthquake, or should require the removal of asbestos from the premises and such measures are imposed as a general requirement applicable to all tenants rather than as a condition to Lessee's specific use or occupancy of the Premises, such work shall be performed by and at the sole cost of Lessor. Lessor reserves the right to include in the Building Maintenance Increases (See Paragraph 4(d)(iv)) compliance costs which will benefit the project as a whole over time.

I) costs incurred by Lessor due to violations of any of the terms and conditions of any lease in the Building;

J) any other cost or expense which, under generally accepted accounting principles, consistently applied would not be considered a normal operating or maintenance expense.

PARAGRAPH 7:

Notwithstanding anything to the contrary contained herein, if Lessor has not delivered the Premises substantially completed to Lessee on or before June 30, 1998 for any reason, Lessee shall have the right thereafter to cancel this Lease, and upon such cancellation, Lessor shall return all sums theretofore deposited by Lessee with Lessor, and neither party shall have any further liability to the other.

PARAGRAPH 11:

Notwithstanding anything to the contrary contained in this Lease: (a) Lessee shall not be required to remove (i) any of the initial Tenant Improvements (as identified in Exhibit C)constructed by or on behalf of Lessee, (ii) any alterations, additions or improvements for which Lessee has obtained Lessor's consent, unless Lessor has indicated, at the time of granting such consent, that such removal will be required; (b) Lessee shall not be required to obtain Lessor's consent to any alterations, additions or improvements which do not cost more that $3,000 in eash instance, are not structural in nature, are in compliance with current building codes of the City of Palo Alto, do not affect Building systems or are not visible from the exterior of the Premises. Lessee must notify Lessor of any improvements installed without Lessor's approval, and upon request of Lessor such improvements may be required to be removed upon termination of the Lease without prior notice from Lessor at the time of construction of the improvements.

PARAGRAPH 12:

Lessor represents and warrants to Leasee that to the best of Lessor's knowledge on the commencement of the term hereof, the Premises and any improvements to be constructed by Lessor are free from contamination by any toxic or hazardous materials (hereinafter "Hazardous Materials") which are currently regulated by any federal, state, or local government, or agency thereof".

PARAGRAPH 13(B):

Lessor represents and warrants to Lessee that to the best of Lessor's knowledge that on the commencement of the term hereof, that (a) the Premises and any improvements to be constructed by Lessor are free from structural defects and
(b) comply with all applicable laws, ordinances, codes, rules and regulations,
(c) the Building's elevators, loading docks, doors, roof, plumbing, electrical and HVAC systems are in good order and condition and operating property.

PARAGRAPH 13(E);

Notwithstanding the foregoing or anything to the contrary contained in this Lease, Lessee shall not be responsible for compliance with any laws, codes, ordinances, rules, regulations or other governmental directives where such compliance is not related specifically to Lessee's use and occupancy of the Premises. For example, if any governmental authority should require the Building or the Premises to be structurally strengthened against earthquake, or should require the removal of asbestos from the premises and such measures are imposed as a general requirement applicable to all tenants rather than as a condition to Leesee's specific use or occupancy of the Premises, such work shall be performed by and at the sole cost of Lessor. Lessor reserves the right to include in the Building Maintenance Increases (See Paragraph 4(d) (iv)) compliance costs which will benefit the project as a whole over time.

PARAGRAPH 13(F):

Add the following sentence: Lessor agrees that at all times it will maintain the structural portions of the building, parking areas, common areas, sprinkler systems, and all portions of the project which are the responsibility of Lessor in good condition and repair and shall operate the Project as a quality Business Park.


PARAGRAPH 22(A):

Insert the following: Lessor's approval will not be unreasonably withheld. Lessor shall have no right to any sums or other economic consideration resulting from any Permitted Transfer.

PARAGRAPH 22(E):

Lessee shall first be entitled to deduct therefrom all reasonable cost incurred in connection with the assignment or sublease, including but not limited to tenant improvements, brokerage fees, advertising and legal fees.

Paragraph 22(f)(i):

Lessor may not recapture and/or terminate the Lease if a sub-lease involves less than 50% of the Premises

PARAGRAPH 34:

Lessor agrees that the Rules and Regulations of the Building, attached to the Lease shall not be changed, revised, or enforced in any unreasonable way by Lessor, nor modified or added to by Lessor in such a way as to interfere with Lessee's permitted use of the Premises set forth in the Lease. Lessor shall not enforce the Rules and Regulations in an unreasonable way or a manner which shall unreasonably interfere with Lessee's permitted use hereunder.

LESSOR'S LIEN.

Notwithstanding anything herein to the contrary, Lessor waives any and all rights, title and interest Lessor now has, or hereafter may have, whether statutory or otherwise, to Lessee's inventory, equipment, furnishings, trade fixtures, books and records, personal property, and tenant improvements paid for by Lessee located at the Premises (singly and/or collectively, the "Collateral"). Lessor acknowledges that Lessor has no lien, right, claim, interest or title in or to the Collateral. Lessor further agrees that Lessee shall have the right, at its discretion, to mortgage, pledge, hypothecate or grant a security interest in the Collateral as security for its obligations under any equipment lease or other financing arrangement related to the conduct of Lessee's business at the Premises. Lessor further agrees to execute and deliver within three (3) business days any UCC filing statement or other documentation required to be executed in connection with any such lease or financing arrangement.

LESSEE'S TRADE FIXTURES AND EQUIPMENT.

Notwithstanding the foregoing, all trade fixtures, signs, equipment, furniture, or other personal property of whatever kind and nature kept or installed on the Premises by Lessee shall not become the property of Lessor or a part of the realty no matter how affixed to the Premises and may be removed by Lessee at any time and from time to time during the entire term of this Lease. Upon request of Lessee or its assignees or any subtenant, Lessor shall execute and deliver any real estate consent or waiver forms submitted by any vendors, equipment, lessors, chattel mortgagees, or holders or owners of any trade fixtures, signs, equipment, furniture, or other personal property of any kind and description kept or installed on the Premises setting forth that Lessor waives, in favor of the vendor, equipment lessor, chattel mortgagee, or any holder or owner, any superior lien, claim, interest or other right therein. Lessor shall further acknowledge that property covered by the consent or waiver forms is personal property and is not to become a part of the realty no matter how affixed thereto, and that such property may be removed from the Premises by the vendor, equipment lessor, chattel mortgagee, owner, or holder at any time upon default in the terms of such chattel mortgage or other similar documents, free and clear of any claim or lien of Lessor. Lessee shall promptly repair any damage caused by the removal of such property, whether effected by Lessee or Lessee's vendors, chattel mortgagees, or equipment lessors.

RIGHT OF EARLY ENTRY:

Lessee, upon approval of Lessor, shall have the right to enter the Premises prior to the commencement of the term to take reasonable preparatory measures for its occupancy of the Premises, including, without limitation, the installation of its trade fixtures, furnishings, and telephone, telecommunications and computer equipment. Such entry shall be subject to all of the terms and conditions of this Lease, except that Lessee shall not be required to pay any rent on account thereof.

EXHIBIT D

OPTION TO EXTEND:
-----------------

 A  Lessee is granted one option to extend this Lease, such option to be for a 1
    - year period, on the same terms and conditions as contained herein, except that the monthly base rental rate provided for in Paragraph(s) 4(a) of this Lease shall be at the then market rate. Lessee shall advise Lessor of its intent to exercise this option, in writing, not more than 210 nor than 180 days prior to the end of the expiring term. If Lessee fails to exercise this option within the time required, the option shall be void.

B The parties shall have thirty (30) days after Lessor receives the option notice in which to agree on the monthly base rental for the extended term during that period, they shall immediately complete and sign the agreement scheduled below.

C If the parties are unable to agree on the monthly base rental for the extended term within that period, the monthly base rental shall be determined by arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association. Lessee shall be responsible for initiating the arbitration proceeding and advancing 1/2 the administration fee charged by the American Arbitration Association within 15 days of the expiration of the 30-day period described in Paragraph (B) above. If Lessee fails to so initiate such arbitration within that period, the option shall be void, and the Lease shall expire at the end of the term, that date being April 30, 2001.

D In setting the fair market monthly base rental value for the extended term, the arbitrator shall consider what monthly rents are being paid and what rent escalation provisions are being included on recently executed leases for similar terms, for spaces which are reasonably similar to the premise, with similar amenities and in the general neighborhood of the premises, but shall exclude the value of all tenant improvements made by Lessee to the Premises at Lessee's cost.

E Upon receiving written notice of the arbitrator's determination of the fair market monthly rental, the parties shall complete and sign the agreement scheduled below stating the base monthly rental at that rate. Lessor shall credit Lessee, against the next rental payment due, an amount equal to one-half the administrative fee for such arbitration paid by Lessee, and the arbitrator's fee, if any, shall be paid one-half by each party.

F   Upon execution of this option, the term shall be extended to April 30, 2002

To be completed when the Option is exercised:

By signing below the parties acknowledge:

   (i) Lessee has exercised this option on the date indicated below Lessee's signature. The term for this Lease has thus been extended to ________________.

   (ii) The parties have agreed (or have determined by arbitration) that the monthly base rental for the extended term provided in this Option Agreement shall be $ ______________________.

   (iii) The provision for a Cost of Living Increase at the end of every _________________ month as provided in Paragraph 4(c) of the Lease shall continue to apply except that the monthly base rental rate for purposes of this Cost of Living Increase shall be the rate shown in (i) above and the date on which the base rent is determined shall be changed to the period ending
___________________________.


_____________________________                        _________________________
Lessor                                               Lessee


_____________________________                        _________________________
Date                                                 Date

EXHIBIT E

OPTION TO EXTEND:
----------------

A Lessee is granted one option to extend this Lease, such option to be for a 1 - year period, on the same terms and conditions as contained herein, except that the monthly base rental rate provided for in Paragraph(s) 4(a) of this Lease shall be at the then market rate. Lessee shall advise Lessor of its intent to exercise this option, in writing, not more than 210 nor less than 180 days prior to the end of the expiring term. If Lessee fails to exercise this option within the time required, the option shall be void.

B The parties shall have thirty (30) days after Lessor receives the option notice in which to agree on the monthly base rental for the extended term during that period, they shall immediately complete and sign the agreement scheduled below.

C If the parties are unable to agree on the monthly base rental for the extended term within that period, the monthly base rental shall be determined by arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association. Lessee shall be responsible for initiating the arbitration proceeding and advancing 1/2 the administration fee charged by the American Arbitration Association within 15 days of the expiration of the 30-day period described in Paragraph (B) above. If Lessee fails to so initiate such arbitration within that period, the option shall be void, and the Lease shall expire at the end of the term, that date being April 30, 2002.

D In setting the fair market monthly base rental value for the extended term, the arbitrator shall consider what monthly rents are being paid and what rent escalation provisions are being included on recently executed leases for similar terms, for spaces which are reasonably similar to the premises, with similar amenities and in the general neighborhood of the premises, but shall exclude the value of all tenant improvements made by Lessee to the Premises at Lessee's cost.

E Upon receiving written notice of the arbitrator's determination of the fair market monthly rental, the parties shall complete and sign the agreement scheduled below stating the base monthly rental at that rate. Lessor shall credit Lessee, against the next rental payment due, an amount equal to one-half the administrative fee for such arbitration paid by Lessee, and the arbitrator's fee, if any, shall be paid one-half by each party.

F   Upon execution of this option, the term shall be extended to April 30, 2003.

________________________________________________________________________________
To be completed when the Option is exercised:

By signing below the parties acknowledge:
   (i) Lessee has exercised this option on the date indicated below Lessee's signature. The term for this Lease has thus been extended to _________________.

   (ii) The parties have agreed (or have determined by arbitration) that the monthly base rental for the extended term provided in this Option Agreement shall be $ ____________________________.

   (iii) The provision for a Cost of Living Increase at the end of every _________________ month as provided in Paragraph 4(c) of the Lease shall continue to apply except that the monthly base rental rate for purposes of this Cost of Living Increase shall be the rate shown in (i) above and the date on which the base rent is determined shall be changed to the period ending
___________________________.


_____________________________                     ____________________________
Lessor                                            Lessee



_____________________________                     ____________________________
Date                                              Date

EXHIBIT  F
        ---

OPTION TO EXTEND:
----------------

A Lessee is granted one option to extend this Lease, such option to be for a 1 - year period, on the same terms and conditions as contained herein, except that the monthly base rental rate provided for in Paragraph(s) 4(a) of this Lease shall be at the then market rate. Lessee shall advise Lessor of its intent to exercise this option, in writing, not more than 210 nor less than 180 days prior to the end of the expiring term. If Lessee fails to exercise this option within the time required, the option shall be void.

B The parties shall have thirty (30) days after Lessor receives the option notice in which to agree on the monthly base rental for the extended term during that period, they shall immediately complete and sign the agreement scheduled below.

C If the parties are unable to agree on the monthly base rental for the extended term within that period, the monthly base rental shall be determined by arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association. Lessee shall be responsible for initiating the arbitration proceeding and advancing 1/2 the administration fee charged by the American Arbitration Association within 15 days of the expiration of the 30-day period described in Paragraph (B) above. If Lessee fails to so initiate such arbitration within that period, the option shall be void, and the Lease shall expire at the end of the term, that date being April 30, 2003.

D In setting the fair market monthly base rental value for the extended term, the arbitrator shall consider what monthly rents are being paid and what rent escalation provisions are being included on recently executed leases for similar terms, for spaces which are reasonably similar to the premises, with similar amenities and in the general neighborhood of the premises, but shall exclude the value of all tenant improvements made by Lessee to the Premises at Lessee's cost.

E Upon receiving written notice of the arbitrator's determination of the fair market monthly rental, the parties shall complete and sign the agreement scheduled below stating the base monthly rental at that rate. Lessor shall credit Lessee, against the next rental payment due, an amount equal to one-half the administrative fee for such arbitration paid by Lessee, and the arbitrator's fee, if any, shall be paid one-half by each party.

F   Upon execution of this option, the term shall be extended to April 30, 2004.

________________________________________________________________________________
To be completed when the Option is exercised:

By signing below the parties acknowledge:

   (i) Lessee has exercised this option on the date indicated below Lessee's signature. The term for this Lease has thus been extended to __________________
________________.

   (ii) The parties have agreed (or have determined by arbitration) that the monthly base rental for the extended term provided in this Option Agreement shall be $ ____________________________.

   (iii) The provision for a Cost of Living Increase at the end of every _________________ month as provided in Paragraph 4(c) of the Lease shall continue to apply except that the monthly base rental rate for purposes of this Cost of Living Increase shall be the rate shown in (i) above and the date on which the base rent is determined shall be changed to the period ending
___________________________.



___________________________        ___________________________
Lessor                             Lessee



___________________________        ___________________________
Date                               Date